                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 28, 2005
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                             THE QUIGLEY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Nevada                    0-21617                    23-2577138
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(State or Other Jurisdiction      (Commission                 (IRS Employer
   of Incorporation)              File Number)               Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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      (Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code (215) 345-0919
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 28, 2005, The Quigley  Corporation  (the "Company")  issued a press release  announcing its financial  results for the second quarter ended June 30,
2005. The full text of the press release is attached hereto as Exhibit 99.1.

     The information  furnished  pursuant to Item 2.02 of this Current Report on
Form 8-K,  including  Exhibit 99.1 hereto,  shall not be considered  "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended,  or otherwise subject to the liability of such section, nor shall it be incorporated by reference  into future  filings by the Company  under the  Securities  Act of
1933,  as amended or under the  Securities  Exchange  Act of 1934,  as  amended, unless  the  Company  expressly  sets  forth in such  future  filing  that  such information is to be considered "filed" or incorporated by reference therein.

ITEM 8.01 OTHER EVENTS.

     On July 28, 2005, the Company issued a press release  providing  updates on the status of its pharmaceutical pipeline. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     Exhibit No.    Description
     -----------    -----------

        99.1        Press Release dated July 28, 2005  reporting  second quarter ended  June 30,  2005  preliminary  unaudited  earnings  and updates  on  the  status  of  the  Company's  pharmaceutical pipeline.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                               THE QUIGLEY CORPORATION
                                       (Registrant)

Date: August 1, 2005
                               By:    /s/ George J. Longo
                                      --------------------------
                               Name:  George J. Longo
                               Title: Vice President and Chief Financial Officer